UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2025

Carisma Therapeutics Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36296	26-2025616
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3675 Market Street, Suite 401 Philadelphia, PA		19104
(Address of Principal Executive Offices)		( Zip Code)

Registrant’s telephone number, including area code: (267) 491-6422

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value per share	CARM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on January 6, 2025, The Nasdaq Stock Market LLC (“Nasdaq”) notified Carisma Therapeutics Inc. (the “Company”) that, based upon the preceding 30-business day period, the Company no longer satisfied Nasdaq Listing Rule 5450(a)(1), which required the Company to maintain a minimum closing bid price of $1.00 per share for continued listing on The Nasdaq Global Market (“NGM”) (the “NGM Bid Price Rule”). In accordance with the Listing Rule 5810(c)(3)(A), Nasdaq provided the Company with a 180-calendar day grace period to regain compliance with the NGM Bid Price Rule, through July 7, 2025. The Company did not timely regain compliance with the NGM Bid Price Rule and, by letter dated July 9, 2025, Nasdaq notified the Company that the deficiency could serve as an additional basis for the delisting of the Company’s securities from Nasdaq.

As previously disclosed, the Company was earlier notified by Nasdaq that its securities were subject to delisting from the NGM due to the Company’s non-compliance with the market value of publicly held shares and market value of listed securities requirements set forth in Listing Rules 5450(b)(2)(C) and 5450(b)(2)(A), respectively. In response, the Company requested a hearing before the Nasdaq Hearings Panel (the “Panel”), which request stayed any further suspension or delisting action by Nasdaq pending the ultimate outcome of the hearing process.

Following the hearing, by decision dated June 10, 2025, the Panel granted the Company’s request for the transfer of its listing to The Nasdaq Capital Market (“NCM”), pursuant to an exception, ultimately through October 7, 2025, to evidence compliance with all applicable criteria for listing on the NCM, including the applicable bid price requirement (the “NCM Bid Price Rule”). Nasdaq transferred the Company’s listing to the NCM effective as of the open of business on June 12, 2025.

The Company has scheduled a special meeting of its stockholders for August 5, 2025, to approve an amendment to its certificate of incorporation to effect a reverse stock split of its issued and outstanding common stock at a ratio of not less than 1-for-10 and not greater than 1-for-50 shares, with the exact ratio to be determined by the Company’s board of directors, in its discretion, without further approval or authorization by the Company’s stockholders. The primary purpose for the reverse stock split is to increase the per-share closing bid price of the Company’s common stock so as to demonstrate compliance with the applicable NCM Bid Price Rule, and to help ensure the Company’s continued listing on Nasdaq. However, even if the Company’s stockholders approve the contemplated reverse stock split at the special meeting, there can be no assurance that the reverse stock split, if effected, will enable the Company to demonstrate compliance with the NCM Bid Price Rule or that the Company will be able to satisfy the terms of the Panel’s decision by October 7, 2025.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “expects,” “intends,” “plans,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements are subject to certain risks and uncertainties that may cause the Company’s actual results to differ from the expectations expressed in the forward-looking statements. There can be no assurance that the Company will achieve such expectations, including meeting Nasdaq compliance standards and other Nasdaq requirements and conditions for listing. The forward-looking statements contained in this report speak only as of the date of this report and the Company undertakes no obligation to publicly update any forward-looking statements to reflect changes in information, events or circumstances after the date of this report, unless required by law.

No Offer or Solicitation

This communication and the information contained herein is not intended to and does not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the proposed reverse stock split, proposed merger or otherwise or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the proposed merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law, or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS COMMUNICATION IS TRUTHFUL OR COMPLETE.

Important Additional Information and Where to Find It

This communication relates to the reverse stock split in connection with the proposed merger involving Carisma and OrthoCellix, Inc. (“OrthoCellix”) and may be deemed to be solicitation material in respect of the proposed reverse stock split, the proposed merger or otherwise. In connection with the proposed reverse stock, Carisma has filed relevant materials with the SEC, including a definitive proxy statement regarding the reverse stock split (the “Split Proxy Statement”). In connection with the proposed merger, Carisma intends to file relevant materials with the SEC, including a registration statement on Form S-4 (the “Form S-4”) that will contain a proxy statement (the “Proxy Statement”) and prospectus. This communication is not a substitute for the Split Proxy Statement, the Form S-4, the Proxy Statement or for any other document that Carisma may file with the SEC and/or send to Carisma’s stockholders in connection with the proposed reverse stock split and the proposed merger. CARISMA URGES, BEFORE MAKING ANY VOTING DECISION FOR THE MERGER, INVESTORS AND STOCKHOLDERS TO READ THE SPLIT PROXY STATEMENT, THE FORM S-4, THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CARISMA, THE PROPOSED TRANSACTIONS AND RELATED MATTERS.

Investors and stockholders will be able to obtain free copies of the Split Proxy Statement, Form S-4, the Proxy Statement and other documents filed by Carisma with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Carisma with the SEC will also be available free of charge on Carisma’s website at www.carismatx.com, or by contacting Carisma’s Investor Relations at investors@Carismatx.com. In addition, investors and stockholders should note that Carisma communicates with investors and the public using its website at https://ir.Carismatx.com/.

Participants in the Solicitation

Carisma and its directors and certain of its executive officers and other members of management may be deemed to be participants in the solicitation of proxies from Carisma’s stockholders in connection with the proposed reverse stock split under the rules of the SEC. Carisma, OrthoCellix, and their respective directors and certain of their executive officers and other members of management may be deemed to be participants in the solicitation of proxies from Carisma’s stockholders in connection with the proposed merger and the related matters under the rules of the SEC. Information about Carisma’s directors and executive officers, including a description of their interests in Carisma, is included in Carisma’s most recent Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 31, 2025, as amended by Amendment No. 1 to the Annual Report on Form 10-K, which was filed with the SEC on April 29, 2025. Additional information regarding the persons who may be deemed participants in the proxy solicitations, including information about the directors and executive officers of OrthoCellix, and a description of their direct and indirect interests, by security holdings or otherwise, will also be included, as applicable, in the Split Proxy Statement Form S-4, the Proxy Statement and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARISMA THERAPEUTICS INC.

	By:	/s/ Steven Kelly
Date: July 15, 2025		Steven Kelly
President and Chief Executive Officer